[LIBERTY LOGO]
                                             Colonial California
                                             Insured Municipal Fund




                                             Semiannual Report
                                             May 31, 2000

President's Message

Dear Shareholder:

On May 31, 2000, Colonial California Insured Municipal Fund completed its first full six months of operations. I am pleased to report that, during the half-year period, the Fund's management team successfully invested the majority of the Fund's assets and was able to generate income distributions of $0.467 per common share.(1)

During the six-month period, the economy of California, like that of the nation, remained very strong. In an attempt to restrain this robust economic growth and stem a rise in the rate of inflation, the Federal Reserve continued a program of interest rate increases begun in mid-1999. Rate hikes in February 2000 and again in March generally hurt performance in the municipal bond markets because, as rates rise, bond prices fall.

In May 2000, the Fed pushed short-term rates up another 0.50%, demonstrating just how determined it was to curb inflationary pressures. Investors took this as a sign that such pressures would eventually come under control, and municipal bond yields came down, creating a rally in municipal bond prices toward the end of the period. The Fund's management team also foresaw a more moderate economic, inflation, and interest rate environment in the future and positioned the fund for this scenario.

Thank you for choosing Colonial California Insured Municipal Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson
-----------------------

Stephen E. Gibson
President
July 17, 2000

(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------
 Not FDIC    May Lose Value
             ----------------
 Insured     No Bank Guarantee
--------------------------------

Highlights


>    Fund is invested primarily in AAA-rated, long-term securities.

     During this period of volatility, we were cautious in structuring the Fund's initial portfolio and focused largely on highly rated bonds with maturities of 20 years or longer, including a sizable number of essential-services revenue bonds. These bonds are backed by revenues from core infrastructure projects, such as water, sewer and energy plants.

>    High-yield bonds added to current yield.

     To complete the initial portfolio, we selectively invested a small percentage in nonrated bonds. The relative yield advantage of high-yield bonds (compared to comparable-maturity insured municipal bonds) was on the increase as the period began, so adding them to the portfolio gave a boost to the Fund's current yield.

>    Portfolio manager's commentary.

     For the six months ended May 31, 2000, the Fund posted a total return of 0.50% based on net asset value and negative 2.21% based on market price. The Lehman Brothers Municipal Bond Index outperformed the Fund, returning 1.02% for the same period.

     During most of this period, the California municipal bond market experienced higher yields and lower prices. As the period drew to an end, we saw the first signs--in housing, retail and manufacturing activity reports--that the U.S. economy may be slowing. Since California's economy is quite diversified these days and behaves much like the national economy, this would bode well for the California municipal markets. Thus, we have positioned the Fund for a more favorable long-term environment. We believe that if the economy loses some of its vigor, interest rates would fall, allowing bond prices to rally. The gains would be greatest for longer-term securities, so will be looking for an opportune time to increase our commitment to securities at the long-end of the maturity spectrum.

                                           --William Loring and Brian Hartford,
                                             Portfolio Co-managers

Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes.


[Begin sidebar]

Six-month cumulative total returns, for the period ended 5/31/2000:

NAV                  0.50%
Market price       (2.21)%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

Price per share as of 5/31/2000:

NAV              $13.89
Market price     $14.187

Top Industry Sectors as of 5/31/2000:


Water & Sewer                   12.7%
Special Property Tax            12.4%
Local Appropriated              10.8%
Hospitals                        7.7%
Municipal Electric               6.6%
Local General Obligations        6.5%
Education                        6.3%
Special Nonproperty              6.0%
State General-Obligations        5.4%

Quality Breakdown
as of 5/31/2000:

AAA                    82.2%
AA                      4.3%
A                       5.3%
BBB                     6.5%
Nonrated                1.1%
Cash equivalents        0.6%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the Quality Breakdown represent the highest rating assigned to a particular bond by one of the following respected agencies: Standard & Poor's Corp., Moody's Investors Service, Inc. or Fitch Investors Service.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown or invest in these sectors in the future.

Schedule of Investments
May 31, 2000 (Unaudited)
(in thousands)


Municipal Bonds - 99.0%                           Par        Value
--------------------------------------------------------------------------------
EDUCATION--6.3%
Education
State Community College Financing Authority,
   West Valley Mission Community College,
   Series 1997, 5.625% 5/1/22                   $2,500      $2,410
State Educational Facilities Authority:
   La Verne University,
   Series 2000, 6.625% 6/1/20                      250         249
Stanford University,
   Series 1998 O, 5.125% 1/1/31                  1,500       1,313
                                                            ------
                                                             3,972
                                                            ------
--------------------------------------------------------------------------------
HEALTHCARE--7.7%
Hospital
Oakland, Harrison Foundation,
   Series 1999 A, 6.000% 1/1/29 (a)              1,000         997
State Health Facilities Financing Authority,
   Cedars-Sinai Medical Center,
   Series 1999 A, 6.125% 12/1/30                 1,500       1,455
Statewide Communities Development Authority:
   Sutter Health,
   Series 1999, 5.500% 8/15/31                   1,000         927
Catholic Healthcare West,
   Series 1999, 6.500% 7/1/20                    1,500       1,465
                                                            ------
                                                             4,844
                                                            ------
--------------------------------------------------------------------------------
HOUSING--12.4%
Assisted Living/Senior--4.0%
Abag Finance Authority for Nonprofit Corps.:
   Odd Fellows Home,
   Series 1999, 6.000% 8/15/24                   2,000       2,006
   6.200% 11/1/29                                  500         486
                                                            ------
                                                             2,492
                                                            ------
Multi-Family--3.8%
Abag Finance Authority for Nonprofit Corps.;
   Civic Center Drive Apartments,
   Series 1999 A, 5.875% 3/1/32                  2,500       2,411
                                                            ------
Single Family--4.6%
State Housing Finance Agency,
   Series 1997 I, 5.750% 2/1/29                  1,000         939
State Rural Home Mortgage Finance Authority:
   Series 1998 A, 6.350% 12/1/29                 1,000       1,039
   Series 1998 B-4, 6.350% 12/1/29                 910         936
                                                            ------
                                                             2,914
                                                            ------
--------------------------------------------------------------------------------
RESOURCE RECOVERY--2.0%
Disposal
Sacramento City Financing Authority,
   Series 1999, 5.875% 12/1/29                   1,250       1,232
                                                            ------

                                                  Par        Value
--------------------------------------------------------------------------------
TAX-BACKED--45%
Local Appropriated--10.8%
Del Norte County,
   Series 1999, 5.400% 6/1/29                   $1,500      $1,377
Los Angeles County,
   Series 1999 A, (b) 8/1/23                     2,220         537
Pacifica,
   Series 1999, 5.875% 11/1/29                   1,500       1,455
San Bernardino County, Medical Center
   Financing Project, 5.500% 8/1/17              2,500       2,451
San Leandro,
   Series 1999, 5.750% 11/1/29                   1,000         971
                                                            ------
                                                             6,791
                                                            ------
Local General Obligations--6.5%
Brea-Olinda Unified School District,
   Series 1999 A, 5.600% 8/1/20 (a)              1,000         970
Inglewood Unified School District,
   Series 1999 A, 5.600% 10/1/24                 1,185       1,138
Pomona Unified School District,
   Series 2000, 6.550% 8/1/29                    1,000       1,090
Union Elementary School District,
   Series 1999 A, (b) 9/1/18                     1,630         551
PR Commonwealth of Puerto Rico
   Municipal Finance Agency,
   Series 1999 A, 5.500% 8/1/23                    350         334
                                                            ------
                                                             4,083
                                                            ------
Special Non-Property Tax--6.0%
PR Commonwealth of Puerto Rico Highway &
   Transportation Authority,
   Series 1996 Y, 5.500% 7/1/36                  2,500       2,301
VI Virgin Islands Public Finance Authority,
   Series 1999, 6.500% 10/1/24                   1,500       1,494
                                                            ------
                                                             3,795
                                                            ------
Special Property Tax--12.4%
Fairfield-Suisan Unified School District,
   Series 1999, 5.375% 8/15/29                   1,500       1,375
Orange County Community Facilities District,
   Ladera Ranch,
   Series 1999 A, 6.700% 8/15/29                   200         196
Palmdale Elementary School District,
   Community Facilities District No.90-1,
   Series 1999, 5.800% 8/1/29                    1,500       1,467
Pittsburg Redevelopment Agency,
   Los Medanos Project,
   Series 1999, (b) 8/1/21                       2,575         713
Rancho Cucamonga Redevelopment Agency,
   Series 1999, 5.250% 9/1/20                    1,000         926
Ridgecrest, Ridgecrest Civic Center,
   Series 1999, 6.250% 6/30/26                     500         477
San Clemente, Act of 1915,
   Series 1999, 6.050% 9/2/28                      300         275



2  See notes to investment portfolio.

Schedule of Investments
May 31, 2000 (Unaudited)
(in thousands)


                                                  Par        Value
--------------------------------------------------------------------------------
Special Property Tax--(Continued)
San Jose Redevelopment Agency,
   Series 1997, 5.625% 8/1/25                   $1,250      $1,202
Santa Clara Redevelopment Agency, Bayshore
   North Project, Series 1999 A, 5.500% 6/1/23   1,000         950
Santa Margarita Water District,
   Series 1999, 6.250% 9/1/29                      225         209
                                                            ------
                                                             7,790
                                                            ------
State Appropriated--3.9%
State Public Works Board,
   Department of Health Services,
   Series 1999 A, 5.750% 11/1/24                 2,500       2,445
                                                            ------
State General Obligations--5.4%
State, Series 1999, 5.750% 12/1/29               1,500       1,461
PR Commonwealth of Puerto Rico,
   Series 1997, 5.375% 7/1/25                    2,100       1,946
                                                            ------
                                                             3,407
                                                            ------
--------------------------------------------------------------------------------
TRANSPORTATION--3.7%
Air Transportation--0.7%
Statewide Communities Development
   Authority, Series 1997 A, 5.700% 10/1/33        500         413
                                                            ------
Airport--1.5%
Port of Oakland, Series 2000 K, 5.750% 11/1/29   1,000         929
                                                            ------
Transportation--1.5%
San Francisco Bay Area Rapid Transit District,
   Series 1999, 5.500% 7/1/34 (a)                1,000         934
                                                            ------
--------------------------------------------------------------------------------
UTILITY--21.9%
Independent Power Producer--0.4%
PR Commonwealth of Puerto Rico Industrial,
   Educational, Medical & Environmental
   Cogeneration Facilities, AES Project,
   Series 2000, 6.625% 6/1/26                      250         251
                                                            ------
Investor Owned--2.2%
State Pollution Control Financing Authority,
   Southern California Edison Co.,
   Series 1999 B, 5.450% 9/1/29                  1,500       1,394
                                                            ------
Municipal Electric--6.6%
Lodi, Series 1999 A, 5.750% 1/15/27              1,000         973
GM Guam Power Authority,
   Series 1999 A, 5.125% 10/1/29                 1,000         872
PR Puerto Rico Electric Power Authority,
   Series 1997 AA, 5.375% 7/1/27                 2,500       2,309
                                                            ------
                                                             4,154
                                                            ------
Water & Sewer--12.7%
Culver City, Series 1999 A, 5.700% 9/1/29        1,500       1,450
Los Angeles Department of Water & Power,
   Series 1999, 6.100% 10/15/39                  1,500       1,512



                                                  Par        Value
--------------------------------------------------------------------------------
Metropolitan Water District,
   Series 1997 A, 5.000% 7/1/37                  1,500      1,256
Water & Sewer--(Continued)
Pico Rivera Water Authority,
   Series 1999 A, 5.500% 5/1/29                 $2,000      $1,879
Placer County Water Agency,
   Series 1999, 5.500% 7/1/29                    1,000         937
Pomona Public Financing Authority,
   Series 1999 AC, 5.500% 5/1/29 (a)             1,000         939
                                                            ------
                                                             7,973
                                                            ------
Total Municipal Bonds
 (cost of $62,405)                                          62,224
                                                            ------


Options - 0.2%                                 Contracts
--------------------------------------------------------------------------------
September 2000 Treasury Bond Put,
   Strike price $92, Expiration 9/22/00          9,000          49
September 2000 Treasury Bond Call,
   Strike price $96, Expiration 9/22/00          3,600          56
September 2000 Treasury Bond Call,
   Strike price $98, Expiration 9/22/00          2,900          23
                                                            ------
Total Options
 (cost of $179)                                                128
                                                            ------
Total Investments
 (cost of $62,584)(c)                                       62,352
                                                            ------


Short-Term Obligations - 0.6%                    Par
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
State Educational Facilities Authority,
   Foundation for Educational Achievement,
   Series 1996, 4.200% 7/1/26                   $400           400
                                                            ------
Other Assets & Liabilities, Net--0.2%                          118
                                                            ------
Net Assets--100%                                            $62,870
                                                            -------

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities, or a portion thereof, with a total market value of $3,840, are being used to collateralize open futures contracts.
(b) Zero coupon bond.
(c) Cost for federal income tax purposes is the same.
(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specific dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 2000.


Short futures contracts open at May 31, 2000:


                     Par value                      Unrealized
                     covered by      Expiration    depreciation
   Type              contracts        month        at 05/31/00
--------------------------------------------------------------------------------
Treasury Bond          3,500        September         $ (60)
Municipal Bond        11,000        September          (103)
                                                      ------
                                                      $(163)
                                                      ------

See notes to financial statements.                                             3

Statement of Assets and Liabilities
May 31, 2000 (Unaudited)
(In thousands except for per share amounts and footnotes)


Assets

Investments at value (cost $62,584)                       $62,352
Short-term obligations                                        400
                                                          -------
                                                           62,752
Receivable for:
   Interest                                $1,153
   Investments sold                           974
Other                                          72           2,199
                                           ------         -------
       Total Assets                                        64,951
Liabilities
Payable for:
   Investments purchased                    1,461
   Distributions--common shares               217
   Distributions--preferred shares             18
   Expense reimbursement due to
       Advisor                                 75
Variation on margin futures                    61
Accrued:
   Management fee                              21
   Bookkeeping fee                              2
Other                                         226
                                           ------
   Total Liabilities                                        2,081
                                                          -------
Net Assets                                                $62,870
                                                          =======

Composition of Net Assets
Auction Preferred shares
     (1 share issued and outstanding at
     $25,000 per share)                                   $24,450
Capital paid in                                            39,257
Overdistributed net investment income                          (4)
Accumulated net realized loss                                (438)
Net unrealized depreciation on:
   Investments                                               (232)
   Open futures contracts                                    (163)
                                                          --------
                                                          $62,870
                                                          ========
Net Assets at value for 2,767 common
     shares of beneficial interest
     outstanding                                          $38,420
                                                          ========
Net Asset Value per common share                          $ 13.89
                                                          ========
Net Assets at Value including accrued
     dividends for 1 preferred share
     outstanding                                          $24,468
                                                          ========


Statement of Operations
For the Six Months Ended May 31, 2000 (Unaudited)
(In thousands)

Investment Income
Interest                                                  $ 1,785

Expenses
Management fee                             $ 106
Bookkeeping fee                               10
Transfer agent fee                            28
Trustees fee                                   4
Custodian fee                                  3
Audit fee                                     22
Legal fee                                     35
Reports to shareholders                        7
Preferred share remarketing
     commissions                              26
Other                                         47
                                           -----
                                             288

Fees and expenses waived or borne by
   the Advisor                               (122)            166
                                           ------         --------
   Net Investment Income                                    1,619
                                                          --------
Net Realized & Unrealized Loss on
Portfolio Positions
Net realized loss on:
   Investments                                (59)
   Closed futures contracts                  (379)
                                           ------
   Net Realized Loss                                         (438)
Net change in unrealized appreciation/
   depreciation during the period on:
   Investments                                (82)
   Open futures contracts                    (163)
                                           ------
   Net Change in Unrealized
   Appreciation/Depreciation                                 (245)
                                                          --------
   Net Loss                                                  (683)
                                                          --------
Increase in Net Assets from Operations                    $   936
                                                          ========

4   See notes to financial statements.

Statement of Changes in Net Assets
(in thousands)


                                          (Unaudited)
                                           Six months      Period
                                             ended         ended
                                            May 31,      November 30,
Increase (Decrease) in Net Assets            2000          1999(a)
--------------------------------------------------------------------------------
Operations:
Net investment income                      $ 1,619        $   124
Net realized loss                             (438)            --
Net change in unrealized appreciation/
     depreciation                             (245)          (150)
                                           --------       -------
     Net Increase (Decrease) from
         Operations                            936            (26)
Distributions:
From net investment income-common           (1,292)            --
From net investment income-preferred          (455)            --
                                           --------       -------
                                              (811)           (26)
                                           --------       -------
Fund Share Transactions:
Receipts for shares sold--common             5,146         34,408
Value of distributions reinvested--
     common                                      3             --
Preferred share offering
     (net of $300 offering costs)           24,150             --
                                           --------       -------
Net Increase from Fund Share Transactions   29,299         34,408
                                           --------       -------
        Total Increase                      28,488         34,382
Net Assets
   Beginning of period                      34,382             --
                                           -------        -------
   End of period (net of over-
   distributed and including
   undistributed net investment
   income of $4 and $124,
   respectively)                           $62,870        $34,382
                                           -------        -------
Number of Fund Shares
Common:
Sold                                          360           2,407
Issued for distributions reinvested            (b)             --
Outstanding at
Beginning of Period                         2,407              --
                                           -------        -------
End of Period                               2,767           2,407
                                           -------        -------
Preferred:
Issued in initial offering                      1              --
Outstanding at
Beginning of Period                            --              --
                                           -------        -------
End of Period                                   1              --
                                           -------        -------

(a) The Fund commenced investment operations on October 29, 1999
(b) Rounds to less than one.


See notes to financial statements.                                             5

Notes to Financial Statements
May 31, 2000 (Unaudited)

Note 1. Interim Financial Statements

In the opinion of management of Colonial California Insured Municipal Fund (the
Fund) the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

Note 2. Accounting Policies

Organization:

The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end, management investment company. The Fund's investment objective is to provide current income exempt from ordinary federal income tax and California state personal income tax. The Fund authorized an unlimited number of shares.

On October 29, 1999 and December 10, 1999 the Fund completed the offering of 2,400,000 and 360,000 common shares, respectively, at a price of $15.00 per share, raising $34,308,000 and $5,146,200 respectively, net of underwriting and offering costs.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued or the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2000 was 4.60%. For the six months ended May 31, 2000, the Fund paid dividends to Auction Preferred shareholders amounting to $455,413 respresenting an average APS dividend rate for such period of 3.73%.

Note 3. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets. The Advisor has voluntarily agreed to waive a portion of the fee so that it will not exceed 0.35% annually for the first five years of the Fund's operations.

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for $18,000 per year plus 0.0233% annually of the Fund's average net assets over $50 million.

Expense Limits:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, brokerage commissions, interest, preferred dividends, taxes and extraordinary expenses, if any) exceed 0.20% annually of the Fund's average net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

May 31, 2000 (Unaudited)

Note 4. Portfolio Information

Investment activity:

During the six months ended May 31, 2000, purchases and sales of investments, other than short-term obligations, were $33,574,433 and $7,126,568 respectively.

Unrealized appreciation (depreciation) at May 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:


  Gross unrealized appreciation     $  17,062
  Gross unrealized depreciation      (248,833)
                                    ---------
   Net unrealized depreciation      $(231,771)
                                    ---------

Other:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

Note 5. Subsequent Event

On December 20, 1999, the Fund offered and currently has outstanding 978 Auction Preferred shares. The Auction Preferred Shares are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Total proceeds of $24,150,145 net of underwriting and offering costs, were received upon completion of the offering.

Costs incurred by the Trust in connection with the offering of the Auction Preferred Shares totaling $299,855 were recorded as a reduction of capital paid in excess of par applicable to common shares.

Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred shares and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At May 31, 2000 there were no such restrictions on the Fund.

Note 6. Results of Annual Meeting of Shareholders

On May 24, 2000, the Annual Meeting of Shareholders of the Fund was held to elect nine Trustees, (Bleasdale, Carberry, Collins, Grinnell, Lowry, Mayer, Moody, Verville, Neuhauser) to be voted by the Common and Preferred shareholders and to elect two Trustees, (Macera, Stitzel) to be voted solely by Preferred shareholders, and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000. On March 1, 2000, the record date for the Meeting, the Fund had outstanding 2,766,666 of Common shares and 978 of Preferred shares. The votes cast were as follows:

                                                 Authority
                                     For         Withheld
                                 -----------    ----------
To elect a Board of Trustees:
Tom Bleasdale                    2,655,657       29,513
John V. Carberry                 2,655,657       29,513
Lora S. Collins                  2,655,657       29,513
James E. Grinnell                2,655,657       31,513
Richard W. Lowry                 2,655,657       30,513
William E. Mayer                 2,655,657       30,513
James L. Moody                   2,655,657       30,513
John J. Neuhauser                2,655,657       29,513
Anne-Lee Verville                2,655,657       29,513
Salvatore Macera                       978           --
Thomas E. Stitzel                      978           --

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000:

     For      Against     Abstain
   -------    -------    ---------
  2,658,482     668       26,020

Financial Highlights

Selected per share data, total return, ratios and supplemental data throughout each period are as follows (common shares unless otherwise noted):

                                                                                        (Unaudited)
                                                                                        Six Months
                                                                                           ended           Period ended
                                                                                          May 31,          November 30,
                                                                                           2000              1999 (b)
                                                                                   --------------------   -------------
Net asset value--Beginning of period                                                      $14.290            $14.330
                                                                                          -------            -------
Income From Investment Operations:
Net investment income (a)                                                                   0.411              0.052
Offering costs--common shares                                                              (0.030)            (0.030)
Offering costs--preferred shares                                                           (0.109)                --
Net realized and unrealized loss                                                           (0.039)            (0.062)
                                                                                          -------            -------
  Total from Investment Operations                                                          0.233             (0.040)
                                                                                          -------            -------
Less Distributions Declared to Shareholders:
From net investment income--common                                                         (0.467)                --
From net investment income--preferred                                                      (0.166)                --
                                                                                          -------            -------
  Total Distributions Declared to Shareholders                                             (0.633)                --
                                                                                          -------            -------
Net asset value--End of period                                                            $13.890            $14.290
                                                                                          -------            -------
Market price per share                                                                    $14.187            $15.000
                                                                                          -------            -------
Total return--based on market value (c)(d)(e)                                               (2.21)%             0.00%
                                                                                          -------            -------
Ratios to Average Net Assets:
Expenses (f)(g)                                                                              0.86%(h)           0.55%
Net investment income (f)(g)                                                                 6.04%(h)           4.12%
Fees and expenses waived or borne by the Advisor (f)(g)                                      0.63%(h)             --
Portfolio turnover (e)                                                                         12%                 0%
Net assets at end of period (000)                                                         $62,870            $34,382
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:            $ 0.044            $ 0.014

(b) The Fund commenced investment operations on October 29, 1999.
(c) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

Dividend Reinvestment Plan

1. You, BankBoston, NA, will act as Agent for me, and will open an account for me under the Dividend Reinvestment Plan with the same registration as my shares of the Fund are currently registered. You will effect the dividend reinvestment option on my behalf as of the first record date for an income dividend or capital gain distribution ("distribution"), separately or collectively, after you receive the authorization duly executed by me.

2. Whenever the Fund declares a distribution payable in the Fund's shares of beneficial interest ("shares") or cash at the option of the shareholder, I hereby elect to take such distribution entirely in shares, subject to the terms of this Plan. If on the valuation date the Fund's net asset value per share is less than the market price (including estimated brokerage commissions), you shall on the payable date automatically receive for my account from the Fund that number of newly-issued shares that the cash otherwise receivable by me would purchase if the purchase price per share equaled the higher of: (a) net asset value per share on the valuation date, or (b) 95% of market price (not including estimated brokerage commission) on the payable date; except if the market price (not including estimated brokerage commissions) on the payable date is less than 95% of the net asset value per share on the valuation date, you shall receive a distribution of cash from the Fund and shall apply the amount of such distribution to the purchase in the open market of shares of my account, commencing on the business day after the payable date, subject to the condition that such purchases must be made at a "discount" during the remainder of the "buying period." "Discount" is defined as a market price per share (including estimated brokerage commissions) which is lower than the most recently determined net asset value per share (as calculated from time to time). "Buying period" shall mean the period commencing the first business day after the valuation date and ending at the close of business on the business day preceding the "ex" date for the next distribution. The valuation date will be the last business day of the week preceding the week of the payable date.

3. Should the Fund's net asset value per share exceed the market price (including estimated brokerage commissions) on the valuation date for a distribution, you shall receive for my account a distribution in cash from the Fund and shall apply the amount of such distribution on my shares to the purchase in the open market of shares for my account commencing on the first business day after the valuation date, subject to the condition that such purchases must be made at a discount during the buying period.

4. In the event you are instructed to purchase shares in the open market pursuant to paragraph 2 or 3 hereof, and you are unable for any reason to invest the full amount of the distribution in shares acquired in open-market purchases at a discount during the buying period, you will invest the uninvested portion of such distribution in newly-issued shares at the close of business at the end of such buying period at the higher of:
     (a) net asset value determined at such close, or (b) 95% of the market price (not including estimated brokerage commissions) at such close.

5. You may not acquire newly-issued shares after the valuation date unless you have received a legal opinion that registration of such shares is not required under the Securities Act of 1993, as amended, or unless the shares to be issued are registered under such an Act.

6. For all purposes of the Plan: (a) the market price of the shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date (in either case including or not including estimated brokerage commissions as provided above) and (b) net asset value per share of the shares on a particular date shall be as determined by or on behalf of the Fund.

7. Open-market purchases provided for above may be made on any securities exchange where the shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as you shall determine. My cash funds held by you uninvested will not bear interest and it is understood that, in any event, you shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. You shall have no responsibility as to the value of the shares acquired for my account. For the purposes of open-market purchases with respect to the Plan you may commingle my funds with those of other shareholders of the Fund for whom you similarly act as Agent, and the average price (including brokerage commissions) of all shares purchased by you as Agent shall be the price per share allocated to me in connection therewith.

8. You may hold my shares acquired pursuant to my authorization, together with the shares of other shareholders of the Fund acquired pursuant to similar authorizations, in non-certificate form in your name or that of your nominee. You will forward to me any proxy solicitation material and will vote any shares so held for me only in accordance with the proxy returned by me to the Fund. Upon my written request, you will deliver to me, without charge, a certificate or certificates for the full shares.

9. You will confirm to me each investment made for my account as soon as practicable but not later than 60 days after the date thereof. Although I may from time to time have an undivided fractional interest (computed to three decimal places) in a share, no certificates for a fractional share will be issued. However, distributions on fractional shares will be credited to my account. In the event of termination of my account under the Plan, you will sell such undivided fractional interests at the market value of the shares at the time of termination and send the net proceeds to me.

Dividend Reinvestment Plan

10. Any stock dividends or split shares distributed by the Fund on shares held by you for me will be credited to my account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for me under the Plan will be added to other shares held by me in calculating the number of rights to be issued to me.

11. Your fee for service described in this Plan will be paid by the Fund. I will be charged a pro rata share of brokerage commission on all open-market purchases.

12. I may terminate my account under the Plan by notifying you in writing. Such termination will be effective immediately if my notice is received by you prior to the record date of subsequent distributions. The Plan may be terminated by you or the Fund upon notice in writing mailed to me at least 30 days prior to any record date for the payment of any distribution of the Fund. Upon any termination you will cause a certificate or certificates for the full shares held for me under the Plan and the proceeds from the sales of any fractional shares to be delivered to me without charge. If I elect by notice to you in writing in advance of such termination to have you sell part or all of my shares and remit the proceeds to me, you are authorized to deduct brokerage commission for this transaction from the proceeds.

     If I decide to terminate my account under the Plan, I may request that all my Plan shares, both full and fractional, be sold. The per share price may fall during the period between my request for sale and the sale in the open market which will be made within ten trading days after the Agent receives my request. The proceeds of the sale less a $2.50 service fee, plus any brokerage commission will be mailed to me after the settlement of funds from the brokerage firm. The settlement is three business days after the sale of shares.

13. These Terms and Conditions may be amended or supplemented by you or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to me appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by me unless, prior to the effective date thereof, you receive written notice of the termination of my account under the Plan. Any such amendment may include an appointment by you in your place and stead of successor Agent under these Terms and Conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these Terms and Conditions. Upon any such appointment of any Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for my account, all distributions payable on shares held in my name or under the Plan for retention or application by such successor Agent as provided in these Terms and Conditions.

14. You shall at all times act in good faith and agree to use your best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by your negligence, bad faith or willful misconduct, or that of your employees.

15. These Terms and Conditions shall be governed by the laws of the Commonwealth of Massachusetts.

                    THIS PAGE INTENTIONALLY LEFT BLANK.

                    THIS PAGE INTENTIONALLY LEFT BLANK.

Transfer Agent


--------------------------------------------------------------------------------
Important Information About This Report
The Transfer Agent for Colonial California Insured Municipal Fund is:

BankBoston, NA
100 Federal Street
Boston, MA 02110
1-800-730-6001

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Insured Municipal Fund.

Trustees


Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

Thomas E. Stitzel

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


COLONIAL CALIFORNIA INSURED MUNICIPAL FUND     Semiannual Report


                                                   IC-03/016-0600 (7/00) 00/1276